Exhibit 99.1

News release

QLT AND INSITE VISION AGREE ON AMENDED AND RESTATED MERGER AGREEMENT

For Immediate Release	August 27, 2015

VANCOUVER, CANADA — QLT Inc. (NASDAQ:QLTI) (TSX:QLT) (“QLT”) today announced that it has entered into an Amended and Restated Merger Agreement with InSite Vision Incorporated (OTCBB: INSV) (“InSite Vision”), pursuant to which QLT will acquire InSite Vision in a share-for-share transaction. The revised merger consideration will be payable in QLT common shares based on an exchange ratio equal to 0.078x of a QLT common share per share of InSite common stock, subject to two adjustment mechanisms. First, the merger consideration will include a “collar” mechanism, which provides that the exchange ratio will be adjusted so that the value to be received per share of InSite common stock (based upon the volume weighted average price per share of the QLT common shares for the fifteen (15) trading day period prior to the closing of the merger) will not be less than $0.25 nor greater than $0.30.  Second, the merger consideration will also cap the maximum number of QLT shares to be issued in connection with the merger at 19.9% of QLT’s total outstanding shares.  In the event the number of QLT shares to be issued in connection with the merger would otherwise exceed this 19.9% threshold, the remaining merger consideration otherwise owed to the shareholders of InSite will be paid pro rata in cash.  The revised exchange ratio of 0.078x of a QLT common share per share of InSite common stock represents an increase from the original exchange ratio of 0.048x announced on June 8, 2015.  In return for the increased value to shareholders, the termination fee payable by InSite Vision to QLT has been increased to $2,667,000. The Amended and Restated Merger Agreement was approved by the Boards of Directors of both companies.

“We continue to be very excited about the combination of our two companies,” stated Jason M. Aryeh, Chairman of the Board of Directors of QLT.  “The combination of QLT and InSite Vision will transform QLT into a diversified, pure-play ophthalmic pharmaceutical company with significantly enhanced near- and long-term growth potential and will unlock the value of the assets of each company.”

About QLT

QLT is a biotechnology company dedicated to the development and commercialization of innovative ocular products that address the unmet medical needs of patients and clinicians worldwide.  We are focused on developing our synthetic retinoid program for the treatment of certain inherited retinal diseases.

QLT’s head office is based in Vancouver, Canada and the Company is publicly traded on NASDAQ Stock Market (symbol: QLTI) and the Toronto Stock Exchange (symbol: QLT). For more information about the Company’s products and developments, please visit our web site at www.qltinc.com.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the transactions referred to in this material, the Company has filed a registration statement on Form S-4 with the SEC containing a proxy statement of InSite that also constitutes a preliminary prospectus of the Company.  After the registration statement is declared effective InSite will mail a definitive proxy statement/prospectus to stockholders of InSite.  This material is not a substitute for the proxy statement/prospectus or registration statement or for any other document that the Company or InSite may file with the SEC and send to the Company’s and/or InSite’s stockholders in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS OF QLT AND INSITE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by the Company or InSite through the website maintained by the SEC at http://www.sec.gov and, in the Company’s case, also on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com.  QLT shareholders may also obtain these documents, free of charge, from the Company’s website at www.qltinc.com under the heading “Investors” and then under the heading “Proxy Circulars” or upon request directly to the Company to the attention of “QLT Investor Relations,” 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5.  Copies of the documents filed with the SEC by InSite Vision are available free of charge on InSite Vision’s website at www.InSiteVision.com or by contacting InSite at 510-747-1220.

QLT and InSite and certain of their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of QLT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015. Information about the directors and executive officers of InSite Vision is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 18, 2015.  These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, have been included in the proxy statement and other relevant materials filed with the SEC.

Cautionary Statements Related to Forward-Looking Statements

Certain statements in this document may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may constitute “forward looking information” within the meaning applicable Canadian securities laws. Forward looking statements include, but are not limited to, statements regarding the proposed merger between QLT and InSite Vision (the “Merger”).These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “would,” “could,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements and you should not place undue reliance on any such forward-looking statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the Merger; the risk that a condition to closing the Merger may not be satisfied; QLT’s ability to achieve the value creation contemplated by the Merger; QLT’s ability to promptly, efficiently and effectively integrate InSite Vision’s operations into its own operations; the diversion of management time on the Merger and uncertainties relating to QLT’s development plans, timing and results of the clinical development and commercialization of QLT and InSite Vision’s products and technologies. Additional information concerning these and other factors can be found in QLT’s and InSite Vision’s respective filings with the SEC, including QLT’s and InSite Vision’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. QLT assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

QLT Inc. Contacts:

For Investors:

Andrea Rabney or David Pitts

Argot Partners

P: 212-600-1902

andrea@argotpartners.com

david@argotpartners.com

For Media:

Chuck Burgess or Mike Pascale

Abernathy MacGregor

P:212-371-5999

clb@abmac.com

mmp@abmac.com